EMPLOYMENT AGREEMENT
                              --------------------

         This Employment Agreement is effective as of the 4th day of February, 2002 ("Agreement") and is made by and between RMS Titanic, Inc., a Florida corporation ("Company"), and Arnie Geller, a resident of the State of Georgia ("Executive").

                              W I T N E S S E T H:
                              --------------------

         WHEREAS, the Company desires to employ Executive in accordance with the terms and conditions contained in this Agreement and wishes to ensure the availability of the Executive's services to the Company;

         WHEREAS, the Executive desires to accept such employment and render his services in accordance with the terms and conditions contained in this Agreement;

         WHEREAS, the Executive and the Company desire to enter into this Agreement, which will fully recognize the contribution of the Executive and assure harmonious management of the Company's affairs.

         NOW, THEREFORE, in consideration of the promises and the mutual covenants set forth in this Agreement, and intending to be legally bound, the Company and the Executive agree as follows:

1.       Term of Employment:
         ------------------

         (a)   Offer/Acceptance/Effective   Date.   The  Company  hereby  offers
employment to the Executive and the Executive hereby accepts employment subject to the terms and conditions set forth in this Agreement.

         (b) Term. The term of this Agreement shall commence on the date first indicated above ("Effective Date") and shall remain in effect for a period of five (5) years thereafter ("Term").

2.       Duties:

         (a) General Duties. The Executive shall serve as the President and Chief Executive Officer of the Company with duties and responsibilities that are customary for such executives and any other duties and responsibilities specifically assigned to him by the Board of Directors of the Company.

         (b) Best Efforts. The Executive covenants to use his best efforts to perform his duties and discharge his responsibilities pursuant to this Agreement in a competent, diligent and faithful manner.

         (c) Devotion of Time. The Executive shall devote substantially all of his time, attention, and energies during normal business hours to the Company's affairs (exclusive of periods of sickness and disability and of such normal holiday and vacation periods as have been established by the Company). The Executive is permitted to fulfill his duties and obligations to various foundations in which he serves as an officer and/or director.

3.       Compensation and Expenses:
         -------------------------

         (a) Base Salary. For the services of the Executive to be rendered by him under this Agreement, the Company will pay the Executive an annual base salary of $330,750 (the "Base Salary") which shall be subject to increase as set forth in subsection (b) below.

                  The Base Salary shall be prorated over the time period that the Executive performs services under this Agreement in any calendar year during which this Agreement shall become effective after January 1st thereof or shall terminate before December 31st thereof.

                  The Company shall pay the Executive his Base Salary in equal installments no less than semi-monthly.

                  The Executive shall have the right, at his election, to receive compensation in the form of the Company's common stock. Such stock shall be valued for such purposes at fifty percent (50%) of the closing bid price of the Company's common stock as quoted on the OTC electronic bulletin board, NASDAQ or AMEX (or other established exchange) as of the date of Executive's election. Such election may be for all or part of the Executive's compensation. The Executive shall give the Company notice of his election to exercise his option to receive common stock in lieu of cash compensation.

         (b) Base Salary Adjustment. The Base Salary shall be subject to a minimum increase of five percent (5%) effective on each anniversary of the Effective Date during the Term.

         (c) Bonus. At the discretion of the Company's Board of Directors, Executive shall be entitled to receive quarterly, semi-annual or annual bonuses.

         (d) Expenses. In addition to any compensation received pursuant to this
Section 3, the Company shall reimburse the Executive for all reasonable, ordinary and necessary travel, entertainment and other expenses incurred in connection with the performance of his duties under this Agreement, provided that the Executive properly accounts for such expenses to the Company in accordance with the Company's policies and practices.

         (e) Subsidiary and Affiliate Payments. In recognition of the fact that during the course of the performance of his duties hereunder, the Executive may provide substantial benefits to the Company's subsidiaries or affiliated companies, the Executive and the Company may at any time and from time to time agree that all or any portion of the compensation due the Executive hereunder may be paid directly to the Executive by one or more of the Company's subsidiaries or affiliated companies.

         (f) Stock Options. The Executive or his assigns is entitled stock options to purchase 500,000 shares of the common stock of the Company. Options to acquire 500,000 shares of common stock shall be immediately vested and exercisable. The exercise price for all options granted to Executive hereunder shall be $0.40 per share, which is the closing price of such shares as of February 1, 2002. The options shall have an exercise period of ten (10) years from the date of this Agreement and shall contain a cashless exercise provision. The form of the option agreement is attached as Exhibit "A."

4.       Benefits:
         --------

         (a) Vacation. For each calendar year during the Term, the Executive shall be entitled to four (4) weeks of vacation (which shall accrue and vest, except as may be hereinafter provided to the contrary, on each January 1st thereof) without loss of compensation or other benefits to which he is entitled under this Agreement.

                  If the Executive is unable to take all of his vacation days during a year for which he becomes vested therein, then the Executive, at his sole option, may elect to (i) carry over any unused vacation to the next calendar year to be used solely in that next year or (ii) receive an appropriate pro rata portion of his Base Salary corresponding to the year in which the vacation days vested.

                 The Executive shall take his vacation at such times as the Executive may select and the affairs of the Company or any of its subsidiaries or affiliates may permit.

         (b) Employer Benefit Programs. In addition to the compensation to which the Executive is entitled pursuant to the provisions of Section 3 above, during the Term the Executive will be entitled to participate in any stock option plan, stock purchase plan, pension or retirement plan, and insurance or other employee benefit plan that is maintained at that time, by the Company for its employees, including programs of life, disability, basic medical and dental, and supplemental medical and dental insurance.

         (c) Automobile Allowance. During the term of this Agreement, the Company shall pay Executive up to an additional $1,000 per month as an automobile allowance plus automobile insurance to be applied to any automobile expenses incurred by Executive.

5.       Termination:
         -----------

     (a) Termination for Cause. The Company may terminate the Executive's employment pursuant to this Agreement for cause upon the occurrence of any of the following events:

     (i) the Executive is convicted of a crime involving moral turpitude, dishonesty, fraud, or any other crime relating to the Company; or

     (ii) the Executive engages in conduct that constitutes willful gross neglect or willful gross misconduct in carrying out his duties under this Employment Agreement, resulting, in either case, in material economic harm to the Company,

     (iii)the Executive otherwise materially breaches this Agreement and such breach once noticed is not cured by the Executive within thirty days

         Upon any  termination  for cause,  the Executive shall have no right to
compensation,   bonus,  severance,  or  other  reimbursement  pursuant  to  this
Agreement or otherwise.

         (b) Death or Disability. This Agreement and the Company's obligations hereunder will terminate upon the death or disability of the Executive. For purposes of this Section 5(b), "disability" shall mean that for a period of six
(6) months in any twelve month period, the Executive is incapable of substantially fulfilling the duties set forth in this Agreement because of physical, mental or emotional incapacity resulting from injury, sickness or disease determined by an independent physician mutually acceptable to the Company and the Executive. Upon any termination of this Agreement due to death or disability, the Company will pay the Executive or his legal representative, as the case may be, his Base Salary (which may include any accrued but unused vacation time) at such time pursuant to Section 3(a) through the date of such termination of employment (or, if terminated as a result of a disability, until the date upon which the disability policy maintained pursuant to Section 4(b)
(ii) begins payment of benefits) plus any other compensation that may be due and unpaid.

         (c) Voluntary Termination by Executive. Prior to any other termination of this Agreement, the Executive may, on thirty (30) day's prior written notice to the Company given at any time, terminate his employment with the Company. Upon any such termination, the Company shall pay the Executive his Base Salary at such time pursuant to Section 3(a) through the date of such termination of employment (which shall include any vested and accrued but unused vacation time).

(d) Termination by Company Without Cause. If the Company terminates Executive's employment for any reason other than "Cause" as defined in Section 5(a) above, Executive shall be entitled to an immediate lump sum payment equal to the cumulative remaining Base Salary payments described in Section 3(a) due under the remaining term of this Agreement. Executive may elect to take all or part of such lump sum payment in common stock, which shall be valued for such purposes as provided in Paragraph 3(a) herein. In no event will such payment be less than 299% of the Executive's Base Salary.


6.       Restrictive Covenants:
         ---------------------

         (a) Competition with the Company. The Executive covenants and agrees that, during the Term of this Agreement, the Executive will not, without the prior written consent of the Company, directly or indirectly (whether as a sole proprietor, partner, stockholder, director, officer, employee or in any other capacity as principal or agent), compete with the Company. Notwithstanding this restriction, Executive shall be entitled to invest in stock of other competing public companies so long as his ownership is less than five percent (5%) of such company's outstanding shares.

         (b) Disclosure of Confidential Information. The Executive acknowledges that during his employment he will gain and have access to confidential information regarding the Company and its subsidiaries and affiliates. The Executive acknowledges that such confidential information as acquired and used by the Company or any of its subsidiaries or affiliates constitutes a special, valuable and unique asset in which the Company or any of its subsidiaries or affiliates, as the case may be, holds a legitimate business interest. All records, files, materials and confidential information (the "Confidential Information") obtained by the Executive in the course of his employment with the Company shall be deemed confidential and proprietary and shall remain the exclusive property of the Company or any of its subsidiaries or affiliates, as the case may be. The Executive will not, except in connection with and as required by his performance of his duties under this Agreement, for any reason use for his own benefit or the benefit of any person or entity with which he may be associated, disclose any Confidential Information to any person, firm, corporation, association or other entity for any reason or purpose whatsoever without the prior consent of the Board of Directors of the Company, unless such information previously shall have become public knowledge through no action by or omission of the Executive.

         (c) Subversion, Disruption or Interference. At no time during the term of this Agreement shall the Executive, directly or indirectly, interfere, induce, influence, combine or conspire with, or attempt to induce, influence, combine or conspire with, any of the employees of, or consultants to, the Company to terminate their relationship with or compete with or ally against the Company or any of its subsidiaries or affiliates in the business in which the Company or any of its subsidiaries or affiliates is then engaged in.

         (d) Enforcement of Restrictions. The parties hereby agree that any violation by Executive of the covenants contained in this Section 6 will likely cause irreparable damage to the Company or its subsidiaries and affiliates and may, as a matter of course, be restrained by process issued out of a court of competent jurisdiction, in addition to any other remedies provided by law.

7.       Change of Control:
         -----------------

     (a) A " Change of Control" shall mean the occurrence of any one of the following events:

(i) during the term of this Agreement, three of the four members of the Board of Directors, a majority as of the Effective Date, no longer comprise a majority of the Board of Directors of the Company; or

(ii) any "person," as such term is used in Sections 3(a)(9) and 13(d) of the Securities Exchange Act of 1934, as amended (other than the Executive or entities controlled by the Executive), becomes a "beneficial owner," as such term is used in Rule 13d-3 promulgated under that act, of 25% or more of the voting power of the Company; or

(iii) all or substantially all of the assets or business of the Company is disposed of pursuant to a merger, consolidation or other transaction (unless the shareholders of the Company immediately prior to such merger, consolidation or other transaction beneficially own, directly or indirectly, in substantially the same proportion as they owned the voting power of the Company, all of the voting power or other ownership interests of the entity or entities, if any, that succeed to the business of the Company);


         (b) The Company and Executive hereby agree that if Executive is in the employ of the Company on the date on which a Change of Control occurs (the "Change of Control Date"), the Company will continue to employ the Executive and the Executive will remain in the employ of the Company for the period commencing on the Change of Control Date and ending on the expiration of the Term, to exercise such authority and perform such executive duties as are commensurate with the authority being exercised and duties being performed by the Executive immediately prior to the Change of Control Date. If after a Change of Control, the Executive is requested, and, in his sole and absolute discretion, consents to change his principal business location, the Company will reimburse the Executive for his relocation expenses, including without limitation, moving expenses, temporary living and travel expenses for a time while arranging to move his residence to the changed location, closing costs, if any, associated with the sale of his existing residence and the purchase of a replacement residence at the changed location, plus an additional amount representing a gross-up of any state or federal taxes payable by Executive as a result of any such reimbursements. If the Executive shall not consent to change his business location, the Executive may continue to provide the services required of him hereunder in Atlanta, Georgia, and the Company shall continue to maintain an office for the Executive at that location commensurate with the Company's office prior to the Change of Control Date.

         (c) During the remaining Term after the Change of Control Date, the Company will (i) continue to honor the terms of this Agreement, including Base Salary and other compensation set forth in Section 3 hereof, and (ii) continue employee benefits as set forth in Section 4 hereof at levels in effect on the Change of Control Date (but subject to such reductions as may be required to maintain such plans in compliance with applicable federal law regulating employee benefits).

         (d) If during the remaining Term on or after the Change of Control Date there shall have occurred a material reduction in Executive's compensation or employment related benefits, elimination of the Executive's office in Atlanta, Georgia, a material change in Executive's status, working conditions or management responsibilities, or a material change in the business objectives or policies of the Company and the Executive voluntarily terminates employment within ninety (90) days of any such occurrence, or the last in a series of occurrences, then the Executive shall be entitled to receive, subject to the provisions of subparagraphs (e) and (f) below, a lump-sum cash payment equal to 299% of Executive's current Base Salary in addition to any other compensation that may be due and owing to the Executive under Section 3 hereof.

         (e) The amounts payable to the Executive under any other compensation arrangement maintained by the Company which became payable after payment of the lump-sum provided for in paragraph (d), upon or as a result of the exercise by Executive of rights which are contingent on a Change of Control (and would be considered a "parachute payment" under Internal Revenue Code 280G and regulations thereunder) shall be reduced to the extent necessary so that such amounts, when added to such lump-sum do not exceed 299% of the Executive's Base Salary (as computed in accordance with provisions of the Internal Revenue Code of 1986, as amended and any regulations promulgated thereunder) for determining whether the Executive has received an excess parachute payment. Any such excess amount shall be deferred and paid in the next tax year.

         (f) In the event of a proposed Change in Control, the Company will allow the Executive to participate in all meetings and negotiations related thereto.

8. Assignability: The rights and obligations of the company under this Agreement shall inure to the benefit of and be binding upon the successors and assigns of the Company, provided that such successor or assign shall acquire all or substantially all of the assets and business of the company. The Executive may assign his rights to compensation under this agreement to a corporation, partnership or trust controlled by the Executive.

9. Severability: If any provision of this Agreement is deemed to be invalid or unenforceable or is prohibited by the laws of the state or jurisdiction where it is to be performed, this Agreement shall be considered divisible as to such provision and such provision shall be inoperative in such state or jurisdiction and shall not be part of the consideration moving from either of the parties to the other. The remaining provisions of this Agreement shall be valid and binding.

     10. Notice: Notices given pursuant to the provisions of this Agreement shall be sent by certified mail, postage prepaid, or by overnight courier, or telecopier to the following addresses:

                  To the Company:   901 Chestnut Street
                                    Suite A
                                    Clearwater, FL 33756

                  To the Executive: 3340 Peachtree Road, N.E.
                                    Suite 1225
                                    Atlanta, GA  30326

                  Either party may, from time to time, designate any other address to which any such notice to it or him shall be sent. Any such notice shall be deemed to have been delivered upon the earlier of actual receipt or four days after deposit in the mail, if by certified mail.

11. Indemnification: The Company and the Executive acknowledge that the Executive's services as an officer of the Company exposes the Executive to risks of personal liability arising from, and pertaining to, the Executive's participation in the management of the Company. The Company shall defend, indemnify and hold harmless the Executive from any actual cost, loss, damages, attorneys' fees, or liability suffered or incurred by the Executive arising out of, or connected to, the Executive's services as an officer of the Company or any of its current, former, or future subsidiaries to the fullest extent allowed by law. The Company will not have any obligation to the Executive under this section for any loss suffered if the Executive voluntarily pays, settles, compromises, confesses judgment for, or admits liability with respect to without the approval of the Company. Within thirty (30) days after the Executive receives notice of any claim or action which may give rise to the application of this section, the Executive shall notify the Company or its counsel in writing of the claim or action with a copy thereof. The Executive's failure to timely notify the Company of the claim or action will relieve the Company from any obligation to the Executive under this section. The Executive will reasonably assist the Company in the defense of any action. The Company will not indemnify Executive for any intentional acts or misconduct engaged in by Executive, including, but not limited to, any acts which could result in cause termination pursuant to section 5(a), above.

12.      Miscellaneous:
         -------------

     (a) Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Georgia.

     (b) Waiver/Amendment. The waiver by any party to this Agreement of a breach of any provision hereof by any other party shall not be construed as a waiver of any subsequent breach by any party. No provision of this Agreement may be
terminated,  amended,  supplemented,   waived  or  modified  other  than  by  an
instrument in writing signed by the party against whom the enforcement of the termination, amendment, supplement, waiver or modification is sought.

     (c) Attorneys' Fees. In the event any action is commenced, for the enforcement of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and expenses.

     (d) Entire Agreement. This Agreement represents the entire agreement between the parties with respect to the subject matter hereof and replaces and supersedes any prior agreements or understandings except as it relates to stock options previously authorized for Executive.

     (e) Counterparts. This Agreement may be executed in counterparts, all of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the Company and the Executive have duly executed this Employment Agreement as of the date first above written.

                                    COMPANY:

                                    RMS TITANIC, INC.
------------------------------


                                    By:
                                       -----------------------------------------
                                    Print:
                                          --------------------------------------
                                    Its:
                                        ----------------------------------------


                                    EXECUTIVE:
------------------------------


                                    Print:
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